Rule 497(e)
File Nos. 811-05817; 333-162251

VARIFUND
Flexible Premium Variable Deferred Annuity

Issued by Varifund Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated January 13, 2010 to the
Prospectus dated May 1, 2003

This supplement amends certain information contained in your Varifund Prospectus.  Please read this Supplement carefully and retain it for future reference.

Effective April 30, 2010, the Goldman Sachs Growth and Income Fund will be renamed Goldman Sachs Large Cap Value Fund.  Accordingly, all references to “Goldman Sachs Growth and Income Fund” in your Prospectus are deleted and replaced with “Goldman Sachs Large Cap Value Fund.”

Furthermore, the investment objective of the Goldman Sachs Large Cap Value Fund will change.  On page 16 of your Prospectus, under the section “Investment Objective and Investment Adviser,” the investment objective information for the Goldman Sachs Large Cap Value Fund is deleted in its entirety and replaced with the following:

“Seeks long-term capital appreciation.”

* * * * *

Effective April 30, 2010, the Goldman Sachs Capital Growth Fund will be renamed Goldman Sachs Strategic Growth Fund.  Accordingly, all references to “Goldman Sachs Capital Growth Fund” in your Prospectus are deleted and replaced with “Goldman Sachs Strategic Growth Fund.”

Furthermore, the investment objective of the Goldman Sachs Strategic Growth Fund will change.  On page 16 of your Prospectus, under the section “Investment Objective and Investment Adviser,” the investment objective information for the Goldman Sachs Strategic Growth Fund is deleted in its entirety and replaced with the following:

“Seeks large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth.”

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.